UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05440

MFS INTERMEDIATE INCOME TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199 (Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111Huntington Avenue Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2026

ITEM 1. REPORTS TO STOCKHOLDERS.

Item 1(a):

Semiannual Report
April 30, 2026

MFS®  Intermediate
Income Trust
MIN-SEM

MANAGED DISTRIBUTION POLICY DISCLOSURE
The MFS Intermediate Income Trust’s (the fund) Board of Trustees adopted a managed distribution policy. The fund seeks to pay monthly distributions based on an annual rate of 8.50% of the fund’s average monthly net asset value. The primary purpose of the managed distribution policy is to provide shareholders with a constant, but not guaranteed, fixed rate of distribution each month. You should not draw any conclusions about the fund’s investment performance from the amount of the current distribution or from the terms of the fund’s managed distribution policy. The Board may amend or terminate the managed distribution policy at any time without prior notice to fund shareholders. The amendment or termination of the managed distribution policy could have an adverse effect on the market price of the fund’s shares.
With each distribution, the fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. Please refer to “Tax Matters and Distributions” under Note 2 of the Notes to Financial Statements for information regarding the tax character of the fund’s distributions.
Under a managed distribution policy the fund may at times distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. Any such returns of capital will decrease the fund’s total assets and, therefore, could have the effect of increasing the fund’s expense ratio. In addition, in order to make the level of distributions called for under its managed distribution policy, the fund may have to sell portfolio securities at a less than opportune time. A return of capital does not necessarily reflect the fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The fund’s total return in relation to changes in net asset value is presented in the Financial Highlights.

MFS® Intermediate
Income Trust
New York Stock Exchange Symbol: MIN

Contact information	back cover
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

Portfolio Composition
Portfolio structure at value (v)

Portfolio structure reflecting equivalent exposure of derivative positions (i)

Fixed income sectors (i)
U.S. Treasury Securities	60.1%
Investment Grade Corporates	49.7%
Mortgage-Backed Securities	7.9%
Municipal Bonds	3.9%
Residential Mortgage-Backed Securities	2.9%
Asset-Backed Securities	2.6%
Collateralized Loan Obligations	2.3%
Commercial Mortgage-Backed Securities	2.2%
Emerging Markets Bonds	1.2%
High Yield Corporates	1.0%
Non-U.S. Government Bonds	0.4%
Composition including fixed income credit quality (a)(i)
AAA	8.2%
AA	5.3%
A	15.6%
BBB	35.2%
BB	1.0%
CC	0.9%
U.S. Government	22.0%
Federal Agencies	7.9%
Not Rated	38.1%
Cash & Cash Equivalents	3.9%
Other (q)	(38.1)%
Portfolio facts
Average Duration (d)	3.6
Average Effective Maturity (m)	3.3 yrs.

Portfolio Composition - continued
(a)
 For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)
 Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about
5.00% of its value due to the interest rate move. The Average Duration calculation reflects the impact of the equivalent exposure of derivative positions, if any.
(i)
 For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)
 In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening feature (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid.
Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(q)
 For purposes of this presentation, Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
(v)
 For purposes of this presentation, market value of fixed income and/or equity derivatives, if any, is included in Cash & Cash Equivalents.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of April 30, 2026.
The portfolio is actively managed and current holdings may be different.

Portfolio Managers' Profiles
Portfolio Manager	Primary Role	Since	Title and Five Year History
Alexander Mackey	Investment Grade Debt Instruments Portfolio Manager	2017	Co-Chief Investment Officer-Global Fixed Income of MFS; employed in the investment management area of MFS since 2001.
Jake Stone	U.S. Government Securities Portfolio Manager	2023	Investment Officer of MFS; employed in the investment management area of MFS since 2018.
Other Notes
The fund’s shares may trade at a discount or premium to net asset value. When fund shares trade at a premium, buyers pay more than the net asset value of the underlying fund shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the fund’s concurrent liquidation.
The fund's target annual distribution rate is calculated based on an annual rate of 8.50% of the fund's average monthly net asset value, not a fixed share price, and the fund's distribution amount will fluctuate with changes in the fund's average monthly net assets.
In accordance with Section 23(c) of the Investment Company Act of 1940, the fund hereby gives notice that it may from time to time repurchase shares of the fund in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

Portfolio of Investments
4/30/26 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Bonds – 95.3%
Aerospace & Defense – 0.3%
Howmet Aerospace, Inc., 4.55%, 11/15/2032	$831,000	$817,209
Asset-Backed & Securitized – 9.9%
3650R Commercial Mortgage Trust, 2021-PF1, “XA”, 1.101%, 11/15/2054 (i)	$10,182,238	$331,778
ACREC 2021-FL1 Ltd., “AS”, FLR, 5.282% ((SOFR - 1mo. + 0.11448%) + 1.5%), 10/16/2036 (n)	276,370	276,245
AmeriCredit Automobile Receivables Trust, 2026-1, “A”, 4.16%, 7/12/2029 (n)	1,180,622	1,180,299
Angel Oak Mortgage Trust, 2024-10, “A1”, 5.348%, 10/25/2069 (n)	1,109,163	1,111,746
AREIT 2022-CRE6 Trust, “AS”, FLR, 5.29% (SOFR - 30 day + 1.65%), 1/20/2037 (n)	1,522,500	1,520,454
ARI Fleet Lease Trust, 2023-B, “A2”, 6.05%, 7/15/2032 (n)	51,425	51,672
ARI Fleet Lease Trust, 2025-A, “A2”, 4.38%, 1/17/2034 (n)	231,116	231,433
Babson CLO Ltd., 2021-3A, “B1R”, FLR, 5.305% (SOFR - 3mo. + 1.63%), 1/18/2035 (n)	600,000	600,242
BDS 2024-FL13 Ltd., “A”, FLR, 5.237% (SOFR - 1mo. + 1.5762%), 9/19/2039 (n)	305,500	305,647
BDS 2025-FL16 Ltd., “B”, FLR, 5.511% (SOFR - 1mo. + 1.85%), 6/19/2043 (n)	429,727	430,492
Brazos Securitization LLC, 5.014%, 9/01/2031 (n)	528,927	532,444
Bridgecrest Lending Auto Securitization Trust, 2025-4, “A2”, 4.35%, 6/15/2028	530,629	531,004
Business Jet Securities LLC, 2024-1A, “A”, 6.197%, 5/15/2039 (n)	258,780	262,629
BXMT 2021-FL4 Ltd., “AS”, FLR, 5.332% ((SOFR - 1mo. + 0.11448%) + 1.3%), 5/15/2038 (n)	2,000,000	1,994,550
Commercial Mortgage Pass-Through Certificates, 2024-CBM, “A2”, 5.867%, 12/10/2041 (n)	214,765	214,949
Commercial Mortgage Trust, 2017-COR2, “A3”, 3.51%, 9/10/2050	1,676,352	1,656,968
Duke Energy Progress NC Storm Funding II LLC, 4.226%, 7/01/2035	1,750,000	1,714,496
EQT Trust, 2024-EXTR, “B”, 5.654%, 7/05/2041 (n)	236,027	238,609
Exeter Automobile Receivables Trust, 2026-2A, “A2”, 4.31%, 11/15/2028	821,000	821,525
GLS Auto Select Receivables Trust, 2025-2A, “A2”, 6.37%, 6/15/2028 (n)	10,213	10,223
GLS Auto Select Receivables Trust, 2026-2A, “A2”, 4.04%, 11/15/2028 (n)	499,000	498,630
GreatAmerica Leasing Receivables Funding LLC, 2025-1, “A2”, 4.52%, 10/15/2027 (n)	375,312	376,114
LAD Auto Receivables Trust, 2025-1A, “A2”, 4.6%, 12/15/2027 (n)	3,814	3,815

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
LoanCore 2021-CRE6 Ltd., “AS”, FLR, 5.419% ((SOFR - 1mo. + 0.11448%) + 1.65%), 11/15/2038 (n)	$1,500,000	$1,500,947
Morgan Stanley Residential Mortgage Loan Trust, 2024-NQM3, “A1”, 5.044%, 7/25/2069 (n)	335,435	335,389
Morgan Stanley Residential Mortgage Loan Trust, 2025-NQM3, “A1”, 5.53%, 5/25/2070 (n)	386,476	388,106
Morgan Stanley Residential Mortgage Loan Trust, 2026-INV1, “A9”, FLR, 4.795% (SOFR - 1mo. + 1.15%), 2/25/2061 (n)	402,969	403,275
Neuberger Berman CLO Ltd., 2023-53A, “BR”, FLR, 5.367% (SOFR - 3mo. + 1.7%), 10/24/2037 (n)	758,092	759,026
New Residential Mortgage Loan Trust, 2026-NQM2, “A1”, 4.743%, 12/25/2065 (n)	758,545	751,611
New Residential Mortgage Loan Trust, 2026-NQM3, “A1”, 4.833%, 2/25/2066 (n)	1,516,493	1,505,374
OBX Trust, 2024-NQM1, “A1”, 5.928%, 11/25/2063 (n)	176,709	177,343
OBX Trust, 2024-NQM1, “A2”, 6.253%, 11/25/2063 (n)	53,494	53,732
OBX Trust, 2024-NQM12, “A1”, 5.475%, 7/25/2064 (n)	246,539	247,507
OBX Trust, 2024-NQM2, “A1”, 5.878%, 12/25/2063 (n)	790,552	793,760
Palmer Square Loan Funding 2025-1A Ltd., “A2”, FLR, 4.853% (SOFR - 3mo. + 1.2%), 2/15/2033 (n)	900,000	899,982
Palmer Square Loan Funding 2025-2A Ltd., “A2”, FLR, 5.073% (SOFR - 3mo. + 1.4%), 7/15/2033 (n)	1,100,000	1,098,265
Palmer Square Loan Funding, 2025-1A Ltd., “A1”, FLR, 4.452% (SOFR - 3mo. + 0.8%), 2/15/2033 (n)	468,334	468,046
PFP III 2024-11 Ltd., “11A”, FLR, 5.493% (SOFR - 1mo. + 1.83239%), 9/17/2039 (n)	403,322	403,631
PFS Financing Corp., 2025-A, “A”, FLR, 4.289% (SOFR - 1mo. + 0.65%), 1/15/2029 (n)	721,000	721,766
PMT Loan Trust, 2025-INV10, “A36”, FLR, 4.995% (SOFR - 1mo. + 1.35%), 10/01/2056 (n)	484,902	487,046
PMT Loan Trust, 2026-INV2, “A35”, FLR, 4.795% (SOFR - 1mo. + 1.15%), 1/25/2057 (n)	1,513,390	1,518,269
Provident Funding Mortgage Trust, 2024-1, “A3”, 5.5%, 12/25/2054 (n)	327,982	328,005
RCKT Trust, 2025-1A, “A”, 4.9%, 7/25/2034 (n)	99,114	99,315
Santander Drive Auto Receivables Trust, 2026-1, “A2”, 4.04%, 3/15/2029	509,000	508,783
Shackleton 2019-14A CLO Ltd., “BRR”, FLR, 5.225% (SOFR - 3mo. + 1.55%), 7/20/2034 (n)	880,478	880,698
Verus Securitization Trust, 2024-1, “A1”, 5.712%, 1/25/2069 (n)	414,743	415,959
Verus Securitization Trust, 2024-1, “A2”, 5.915%, 1/25/2069 (n)	115,971	116,157
		$29,757,956

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Auto & Auto Components – 1.3%
Ford Motor Credit Co. LLC, 5.8%, 3/05/2027	$958,000	$964,732
Hyundai Capital America, 1.65%, 9/17/2026 (n)	1,000,000	989,814
LKQ Corp., 5.75%, 6/15/2028	862,000	875,611
Stellantis Finance US, Inc., 1.711%, 1/29/2027 (n)	762,000	745,329
Stellantis Finance US, Inc., 2.691%, 9/15/2031 (n)	532,000	455,168
		$4,030,654
Brokerage & Asset Managers – 2.9%
Brookfield Finance, Inc., 2.724%, 4/15/2031	$2,844,000	$2,584,681
Charles Schwab Corp., 5.875%, 8/24/2026	425,000	426,838
Charles Schwab Corp., 5.643% to 5/19/2028, FLR (SOFR - 1 day + 2.210%) to 5/19/2029	1,535,000	1,574,846
Low Income Investment Fund, 3.386%, 7/01/2026	705,000	702,748
Low Income Investment Fund, 3.711%, 7/01/2029	1,905,000	1,852,023
LPL Holdings, Inc., 6.75%, 11/17/2028	1,437,000	1,503,748
		$8,644,884
Building – 0.6%
Allegion US Holding Co., Inc., 5.6%, 5/29/2034	$1,713,000	$1,754,407
Business Services – 1.6%
Paychex, Inc., 5.6%, 4/15/2035	$1,890,000	$1,893,011
Tencent Holdings Ltd., 2.88%, 4/22/2031 (n)	1,499,000	1,406,859
Verisk Analytics, Inc., 4.125%, 3/15/2029	716,000	709,670
Verisk Analytics, Inc., 5.75%, 4/01/2033	850,000	882,746
		$4,892,286
Cable TV – 0.5%
Cox Communications, Inc., 5.45%, 9/15/2028 (n)	$1,559,000	$1,586,949
Conglomerates – 1.5%
nVent Finance S.à r.l., 5.65%, 5/15/2033	$1,216,000	$1,246,928
Regal Rexnord Corp., 6.05%, 4/15/2028	1,533,000	1,571,445
Westinghouse Air Brake Technologies Corp., 4.7%, 9/15/2028	1,760,000	1,765,506
		$4,583,879
Consumer Products – 0.3%
Haleon US Capital LLC, 3.375%, 3/24/2029	$860,000	$836,153
Consumer Services – 2.1%
Booking Holdings, Inc., 3.55%, 3/15/2028	$2,737,000	$2,699,276
CBRE Services, Inc., 5.5%, 6/15/2035	1,500,000	1,521,033
Conservation Fund, 3.474%, 12/15/2029	563,000	537,226
Rentokil Terminix Funding LLC, 5.625%, 4/28/2035 (n)	1,668,000	1,695,548
		$6,453,083

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Containers – 0.6%
Berry Global, Inc., 1.65%, 1/15/2027	$1,542,000	$1,512,492
Berry Global, Inc., 5.5%, 4/15/2028	325,000	330,933
		$1,843,425
Diversified Financial Services – 1.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.3%, 1/30/2032	$332,000	$303,460
Avolon Holdings Funding Ltd., 3.25%, 2/15/2027 (n)	583,000	576,280
Avolon Holdings Funding Ltd., 2.528%, 11/18/2027 (n)	382,000	370,129
Avolon Holdings Funding Ltd., 2.75%, 2/21/2028 (n)	2,336,000	2,256,000
SMBC Aviation Capital Finance DAC, 5.3%, 4/03/2029 (n)	789,000	800,229
		$4,306,098
Electrical Equipment – 0.8%
Arrow Electronics, Inc., 3.875%, 1/12/2028	$1,049,000	$1,036,560
Molex Electronic Technologies LLC, 5.25%, 4/30/2032 (n)	1,392,000	1,417,497
		$2,454,057
Emerging Market Quasi-Sovereign – 0.5%
Qatar Petroleum, 2.25%, 7/12/2031 (n)	$1,635,000	$1,461,723
Energy - Independent – 0.7%
Occidental Petroleum Corp., 5.55%, 10/01/2034	$375,000	$381,554
Pioneer Natural Resources Co., 1.9%, 8/15/2030	1,750,000	1,580,836
		$1,962,390
Energy - Integrated – 0.4%
Eni S.p.A., 4.25%, 5/09/2029 (n)	$1,252,000	$1,244,517
Food & Beverages – 2.1%
Bacardi-Martini B.V., 5.25%, 1/15/2029 (n)	$1,356,000	$1,369,745
JBS N.V./JBS USA Foods Group Holdings, Inc./JBS USA Food Co., 3%, 2/02/2029	1,451,000	1,393,571
JDE Peet's N.V., 1.375%, 1/15/2027 (n)	1,931,000	1,888,522
Mars, Inc., 5.2%, 3/01/2035 (n)	1,666,000	1,680,866
		$6,332,704
Global Systemically Important Banks – 5.5%
Bank of America Corp., 1.734% to 7/22/2026, FLR (SOFR - 1 day + 0.96%) to 7/22/2027	$2,224,000	$2,210,805
Bank of America Corp., 2.572% to 10/20/2031, FLR (SOFR - 1 day + 1.21%) to 10/20/2032	1,823,000	1,624,084
Barclays PLC, 2.279% to 11/24/2026, FLR (CMT - 1yr. + 1.05%) to 11/24/2027	1,435,000	1,417,087

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Global Systemically Important Banks – continued
BNP Paribas S.A., 2.591% to 1/20/2027, FLR (SOFR - 1 day + 1.228%) to 1/20/2028 (n)	$1,723,000	$1,699,943
Deutsche Bank AG, 2.311% to 11/16/2026, FLR (SOFR - 1 day + 1.219%) to 11/16/2027	457,000	451,572
Deutsche Bank AG, 6.72% to 1/18/2028, FLR (SOFR - 1 day + 3.18%) to 1/18/2029	150,000	155,032
JPMorgan Chase & Co., 5.04% to 1/23/2027, FLR (SOFR - 1 day + 1.19%) to 1/23/2028	357,000	358,656
JPMorgan Chase & Co., 2.58% to 4/22/2031, FLR (SOFR - 1 day + 1.25%) to 4/22/2032	2,250,000	2,035,808
Mizuho Financial Group, Inc., 5.754%, 5/27/2034	2,000,000	2,078,142
Morgan Stanley, 3.625%, 1/20/2027	824,000	821,173
Morgan Stanley, 3.95%, 4/23/2027	290,000	289,266
Morgan Stanley, 1.512% to 7/20/2026, FLR (SOFR - 1 day + 0.858%) to 7/20/2027	977,000	971,061
UBS Group Funding (Switzerland) AG, 4.253%, 3/23/2028 (n)	2,449,000	2,443,057
		$16,555,686
Industrial – 0.4%
Howard University, Washington D.C., AGM, 2.757%, 10/01/2027	$1,250,000	$1,222,800
Insurance – 1.6%
AIA Group Ltd., 3.375%, 4/07/2030 (n)	$563,000	$545,492
Corebridge Financial, Inc., 3.85%, 4/05/2029	2,500,000	2,447,252
Sammons Financial Group, Inc., 4.75%, 4/08/2032 (n)	2,000,000	1,916,386
		$4,909,130
Insurance - Health – 1.2%
Elevance Health, Inc., 4.95%, 11/01/2031	$1,905,000	$1,922,049
Humana, Inc., 3.7%, 3/23/2029	867,000	844,404
Humana, Inc., 5.875%, 3/01/2033	882,000	904,718
		$3,671,171
Insurance - Property & Casualty – 0.6%
Arthur J. Gallagher & Co., 6.5%, 2/15/2034	$1,626,000	$1,753,535
International Market Quasi-Sovereign – 0.4%
NBN Co. Ltd. (Commonwealth of Australia), 5.75%, 10/06/2028 (n)	$1,181,000	$1,217,031
Machinery & Tools – 1.2%
AGCO Corp., 5.8%, 3/21/2034	$529,000	$544,183
CNH Industrial N.V., 3.85%, 11/15/2027	3,066,000	3,040,021
		$3,584,204

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Medical & Health Technology & Services – 0.7%
IQVIA, Inc., 5.7%, 5/15/2028	$472,000	$480,543
IQVIA, Inc., 6.25%, 2/01/2029	353,000	366,162
ProMedica Toledo Hospital, “B”, AGM, 5.75%, 11/15/2038	1,250,000	1,243,641
		$2,090,346
Metals & Mining – 1.3%
Anglo American Capital PLC, 4.75%, 4/10/2027 (n)	$1,120,000	$1,124,056
Anglo American Capital PLC, 2.875%, 3/17/2031 (n)	870,000	795,736
Glencore Funding LLC, 3.875%, 10/27/2027 (n)	1,887,000	1,871,958
		$3,791,750
Midstream – 2.2%
Columbia Pipelines Holdings Co. LLC, 4.999%, 11/17/2032 (n)	$1,500,000	$1,489,658
Enbridge, Inc., 3.125%, 11/15/2029	1,506,000	1,436,973
MPLX LP, 4%, 3/15/2028	1,395,000	1,383,852
Plains All American Pipeline LP, 3.8%, 9/15/2030	1,510,000	1,454,743
Targa Resources Corp., 4.2%, 2/01/2033	357,000	339,137
Targa Resources Corp., 6.125%, 3/15/2033	577,000	610,354
		$6,714,717
Mortgage-Backed – 7.9%
Fannie Mae, 6.5%, 11/01/2031	$147,584	$153,013
Fannie Mae, 2.5%, 2/25/2051 (i)	276,381	38,530
Fannie Mae, 4.995%, 11/25/2054	1,474,590	1,491,745
Fannie Mae, 5.045%, 12/25/2054	332,064	336,192
Fannie Mae, 4.945%, 1/25/2055	1,238,562	1,252,165
Freddie Mac, 2.57%, 7/25/2026	2,216,841	2,206,734
Freddie Mac, 0.601%, 5/25/2029 (i)	6,509,082	79,029
Freddie Mac, 1.004%, 7/25/2029 (i)	4,920,901	121,537
Freddie Mac, 0.733%, 1/25/2030 (i)	1,498,806	29,407
Freddie Mac, 0.548%, 2/25/2031 (i)	6,786,456	129,376
Freddie Mac, 0.431%, 5/25/2033 (i)	6,200,000	122,448
Freddie Mac, 0.363%, 10/25/2033 (i)	11,614,030	179,695
Freddie Mac, 6%, 8/01/2034	1,555	1,589
Freddie Mac, 1.092%, 9/25/2034 (i)	1,558,346	104,833
Freddie Mac, 0.427%, 1/25/2035 (i)	7,378,905	161,507
Freddie Mac, 0.278%, 7/25/2035 (i)	23,608,032	305,313
Freddie Mac, 2.5%, 3/25/2051 (i)	855,725	138,073
Freddie Mac, 5.875%, 12/25/2053	446,905	447,952
Freddie Mac, 5.145%, 12/25/2054	1,755,235	1,778,956
Freddie Mac, 4.595%, 2/25/2055	1,175,495	1,184,020
Ginnie Mae, 6%, 6/15/2033 - 10/15/2036	84,985	87,743
Ginnie Mae, 4.89%, 8/20/2053	1,436,718	1,450,583
Ginnie Mae, 5.04%, 9/20/2053	1,363,368	1,380,673

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Ginnie Mae, 4.94%, 10/20/2053	$1,362,008	$1,376,810
Ginnie Mae, 4.99%, 10/20/2053	1,463,541	1,480,926
Ginnie Mae, 4.84%, 12/20/2053	1,424,949	1,436,634
Ginnie Mae, 4.69%, 2/20/2054	1,432,940	1,441,729
Ginnie Mae, 6.114%, 6/20/2055	490,635	497,073
Ginnie Mae, 6.189%, 6/20/2055	314,620	304,737
Ginnie Mae, 1.709%, 7/20/2055 (i)	533,524	22,737
Ginnie Mae, 4.158%, 8/20/2067	1,290,694	1,288,318
Ginnie Mae, 4.298%, 4/20/2068	884,826	887,809
Ginnie Mae, 4.278%, 11/20/2068 - 8/20/2069	458,993	459,213
Ginnie Mae, 4.04%, 12/20/2071	314,363	313,514
Ginnie Mae, 4.29%, 8/20/2074	646,631	648,085
Ginnie Mae, 3.64%, 11/20/2074	330,775	328,135
		$23,666,833
Municipals – 3.8%
Gainesville, TX, Hospital District, Taxable, “A”, 5.711%, 8/15/2033	$2,330,000	$2,353,403
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Taxable, “B”, 3%, 6/01/2046	475,000	436,210
Massachusetts Educational Financing Authority, Education Loan Rev., Taxable, “N”, 6.069%, 7/01/2033	1,750,000	1,811,111
Michigan Finance Authority, Hospital Refunding Rev., Taxable (Trinity Health Credit Group), “T”, 3.084%, 12/01/2034	2,500,000	2,269,285
Syracuse, NY, Industrial Development Agency PILOT Rev., Taxable (Carousel Center Project), “B”, 5%, 1/01/2036 (z)	3,635,000	2,755,460
University of California, General Rev., Taxable, “BG”, 1.614%, 5/15/2030	2,010,000	1,823,035
		$11,448,504
Non-Global Systemically Important Banks – 2.3%
AIB Group PLC, 6.608% to 9/13/2028, FLR (SOFR - 1 day + 2.33%) to 9/13/2029 (n)	$352,000	$367,787
CaixaBank S.A., 5.673% to 3/15/2029, FLR (SOFR - 1 day + 1.78%) to 3/15/2030 (n)	1,201,000	1,231,764
Capital One Financial Corp., 7.624% to 10/30/2030, FLR (SOFR - 1 day + 3.07%) to 10/30/2031	1,677,000	1,851,445
First Citizens Bancshare, Inc., 5.231% to 3/12/2030, FLR (SOFR - 1 day + 1.41%) to 3/12/2031	633,000	629,830
Huntington Bancshares, Inc., 6.208% to 8/21/2028, FLR (SOFR - 1 day + 2.02%) to 8/21/2029	1,142,000	1,181,758
Macquarie Group Ltd., 6.255% to 12/07/2033, FLR (SOFR - 1 day + 2.303%) to 12/07/2034 (n)	819,000	874,686

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Non-Global Systemically Important Banks – continued
Truist Financial Corp., 5.435% to 1/24/2029, FLR (SOFR - 1 day + 1.62%) to 1/24/2030	$789,000	$807,345
		$6,944,615
Real Estate - Retail – 2.9%
Brixmor Operating Partnership LP, REIT, 4.05%, 7/01/2030	$2,349,000	$2,289,952
NNN REIT, Inc., 5.6%, 10/15/2033	675,000	692,239
Realty Income Corp., REIT, 3.4%, 1/15/2028	2,875,000	2,827,463
Regency Centers Corp., 3.7%, 6/15/2030	3,000,000	2,909,482
		$8,719,136
Retail & E-commerce – 1.6%
DICK'S Sporting Goods, 3.15%, 1/15/2032	$2,631,000	$2,397,668
Ross Stores, Inc., 4.8%, 4/15/2030	2,358,000	2,378,730
		$4,776,398
Semiconductor & Electronic Components – 0.6%
Broadcom, Inc., 4.55%, 2/15/2032	$1,671,000	$1,660,633
Telecommunications - Wireless – 2.0%
Crown Castle, Inc., REIT, 3.65%, 9/01/2027	$947,000	$936,330
Crown Castle, Inc., REIT, 2.25%, 1/15/2031	1,000,000	886,574
Rogers Communications, Inc., 3.2%, 3/15/2027	1,739,000	1,721,336
T-Mobile USA, Inc., 3.875%, 4/15/2030	2,500,000	2,434,201
		$5,978,441
Tobacco – 1.3%
B.A.T. Capital Corp., 5.35%, 8/15/2032	$2,000,000	$2,056,024
Philip Morris International, Inc., 5.75%, 11/17/2032	1,773,000	1,866,092
		$3,922,116
Transportation & Logistics – 2.4%
Element Fleet Management Corp., 5.643%, 3/13/2027 (n)	$653,000	$659,422
Element Fleet Management Corp., 5.037%, 3/25/2030 (n)	1,260,000	1,273,379
GXO Logistics, Inc., 6.25%, 5/06/2029	625,000	648,755
Penske Truck Leasing Co. LP, 5.35%, 1/12/2027 (n)	648,000	652,054
Penske Truck Leasing Co. LP, 5.35%, 3/30/2029 (n)	911,000	926,717
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2027 (n)	1,525,000	1,445,441
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2029 (n)	1,392,000	1,153,857
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2031 (n)	480,000	345,445
		$7,105,070

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Travel, Gaming, & Lodging – 2.1%
Flutter Treasury DAC, 5.875%, 6/04/2031 (n)	$1,083,000	$1,078,950
GLP Capital LP/GLP Financing II, Inc., 4%, 1/15/2031	3,055,000	2,895,638
Marriott International, Inc., 2.85%, 4/15/2031	802,000	735,175
Marriott International, Inc., 2.75%, 10/15/2033	1,750,000	1,518,207
		$6,227,970
U.S. Treasury Obligations – 21.9%
U.S. Treasury Notes, 1.625%, 11/30/2026	$7,750,000	$7,657,242
U.S. Treasury Notes, 1.875%, 2/28/2027	7,566,500	7,450,461
U.S. Treasury Notes, 2.375%, 5/15/2027	4,075,000	4,016,263
U.S. Treasury Notes, 0.5%, 6/30/2027	6,500,000	6,256,504
U.S. Treasury Notes, 3.75%, 8/15/2027 (f)	11,885,000	11,868,287
U.S. Treasury Notes, 0.375%, 9/30/2027	5,672,000	5,403,023
U.S. Treasury Notes, 3.375%, 12/31/2027	9,301,000	9,225,065
U.S. Treasury Notes, 4.375%, 12/31/2029	4,100,000	4,157,496
U.S. Treasury Notes, 1.5%, 2/15/2030	5,043,500	4,611,059
U.S. Treasury Notes, 4.625%, 4/30/2031	1,626,000	1,668,682
U.S. Treasury Notes, 4.125%, 11/15/2032	3,400,000	3,388,977
		$65,703,059
Utilities – 3.9%
Algonquin Power & Utilities Corp., 5.365%, 6/15/2026	$364,000	$363,991
Enel Americas S.A., 4%, 10/25/2026	252,000	251,191
FirstEnergy Corp., 3.9%, 7/15/2027	2,827,000	2,807,408
ITC Holdings Corp., 2.95%, 5/14/2030 (n)	3,000,000	2,808,939
Liberty Utilities Finance Co., 2.05%, 9/15/2030 (n)	3,000,000	2,695,698
Pacific Gas & Electric Co., 5.45%, 6/15/2027	401,000	404,645
Pacific Gas & Electric Co., 2.1%, 8/01/2027	952,000	924,297
Pacific Gas & Electric Co., 6.1%, 1/15/2029	326,000	336,892
PSEG Power LLC, 5.2%, 5/15/2030 (n)	314,000	318,912
Southern California Edison Co., 6.65%, 4/01/2029	816,000	852,388
		$11,764,361
Total Bonds (Identified Cost, $290,950,026)		$286,389,880
Mutual Funds (h) – 4.4%
Money Market Funds – 4.4%
MFS Institutional Money Market Portfolio, 3.7% (v) (Identified Cost, $13,205,163)	13,204,413	$13,205,733

Other Assets, Less Liabilities – 0.3%		869,466
Net Assets – 100.0%		$300,465,079

Portfolio of Investments (unaudited) – continued

(f)	All or a portion of the security has been segregated as collateral for open futures contracts and cleared swap agreements.
(h)
An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were
$13,205,733 and $286,389,880, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $73,074,945, representing 24.3% of net assets.

(v)
Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)
Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Syracuse, NY, Industrial Development Agency PILOT Rev., Taxable (Carousel Center Project), “B”, 5%, 1/01/2036	4/23/19-9/26/19	$3,527,606	$2,755,460
% of Net assets			0.9%

The following abbreviations are used in this report and are defined:
AGM	Assured Guaranty Municipal
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
FLR
Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.

NPFG	National Public Finance Guarantee Corp.
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
Derivative Contracts at 4/30/26
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr	Long	USD	62	$6,856,813	June – 2026	$(124,459)
U.S. Treasury Note 2 yr	Long	USD	301	62,344,625	June – 2026	(443,434)
U.S. Treasury Note 5 yr	Long	USD	560	60,388,125	June – 2026	(793,758)
						$(1,361,651)

Portfolio of Investments (unaudited) – continued
Cleared Swap Agreements
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Asset Derivatives
Interest Rate Swaps
4/30/29	USD	15,180,000	centrally cleared	1-day SOFR / Annually	3.637% / Annually	$23,668	$—	$23,668
At April 30, 2026, the fund had liquid securities collateral with an aggregate value of $1,541,822 to cover any collateral or margin obligations for certain derivative contracts.
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 4/30/26 (unaudited)
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $290,950,026)	$286,389,880
Investments in affiliated issuers, at value (identified cost, $13,205,163)	13,205,733
Cash	4,473
Receivables for
Net daily variation margin on open cleared swap agreements	23,668
Net daily variation margin on open futures contracts	162,556
Interest and dividends	2,270,069
Other assets	75,068
Total assets	$302,131,447
Liabilities
Payables for
Distributions	$81,586
Investments purchased	1,453,369
Payable to affiliates
Investment adviser	8,640
Administrative services fee	281
Transfer agent and dividend disbursing costs	1,908
Payable for independent Trustees' compensation	1,154
Accrued expenses and other liabilities	119,430
Total liabilities	$1,666,368
Net assets	$300,465,079
Net assets consist of
Paid-in capital	$328,492,539
Total distributable earnings (loss)	(28,027,460)
Net assets	$300,465,079
Shares of beneficial interest outstanding (unlimited number of shares authorized)	113,798,238
Net asset value per share (net assets of $300,465,079 / 113,798,238 shares of beneficial interest outstanding)	$2.64
See Notes to Financial Statements

Financial Statements
Statement of Operations
Six months ended 4/30/26 (unaudited)
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Interest	$5,557,498
Dividends from affiliated issuers	401,881
Other	53
Total investment income	$5,959,432
Expenses
Management fee	$832,650
Transfer agent and dividend disbursing costs	41,721
Administrative services fee	25,363
Independent Trustees' compensation	6,193
Stock exchange fee	54,994
Custodian fee	15,316
Shareholder communications	62,859
Audit and tax fees	51,354
Legal fees	4,330
Miscellaneous	22,643
Total expenses	$1,117,423
Net investment income (loss)	$4,842,009
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$184,219
Affiliated issuers	(171)
Futures contracts	(157,288)
Net realized gain (loss)	$26,760
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(1,072,717)
Affiliated issuers	(1,107)
Futures contracts	(1,290,934)
Swap agreements	23,668
Net unrealized gain (loss)	$(2,341,090)
Net realized and unrealized gain (loss)	$(2,314,330)
Change in net assets from operations	$2,527,679
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Six months ended	Year ended
	4/30/26 (unaudited)	10/31/25
Change in net assets
From operations
Net investment income (loss)	$4,842,009	$10,014,331
Net realized gain (loss)	26,760	(1,749,228)
Net unrealized gain (loss)	(2,341,090)	9,975,622
Change in net assets from operations	$2,527,679	$18,240,725
Distributions to shareholders	$(5,020,230)	$(10,341,044)
Tax return of capital distributions to shareholders	$—	$(16,461,858)
Distributions from other sources	$(8,098,431)(a)	$—
Total change in net assets	$(10,590,982)	$(8,562,177)
Net assets
At beginning of period	311,056,061	319,618,238
At end of period	$300,465,079	$311,056,061

(a)
Estimated tax return of capital. All or a portion of this amount may be redesignated as ordinary income and/or capital gains at fiscal year end when the tax character of distributions is determined. Please refer to “Tax Matters and Distributions” under Note 2 of the Notes to
Financial Statements for additional information regarding the tax character of the fund’s distributions.

See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the semiannual period and the past 5 fiscal years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Six months ended	Year ended
	4/30/26 (unaudited)	10/31/25	10/31/24	10/31/23	10/31/22	10/31/21
Net asset value, beginning of period	$2.73	$2.81	$2.81	$2.98	$3.64	$3.95
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.09	$0.09	$0.08	$0.07	$0.08
Net realized and unrealized gain (loss)	(0.01)	0.07	0.15	0.00 (w)	(0.44)	(0.06)
Total from investment operations	$0.03	$0.16	$0.24	$0.08	$(0.37)	$0.02
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.09)	$(0.09)	$(0.08)	$(0.08)	$(0.10)
From net realized gain	—	—	—	—	—	(0.03)
From tax return of capital	—	(0.15)	(0.15)	(0.17)	(0.21)	(0.20)
From other sources	(0.07)(b)	—	—	—	—	—
Total distributions declared to shareholders	$(0.12)	$(0.24)	$(0.24)	$(0.25)	$(0.29)	$(0.33)
Net increase from repurchase of capital shares	$—	$—	$0.00 (w)	$0.00 (w)	$0.00 (w)	$—
Net asset value, end of period (x)	$2.64	$2.73	$2.81	$2.81	$2.98	$3.64
Market value, end of period	$2.51	$2.61	$2.73	$2.58	$2.75	$3.63
Total return at market value (%)	0.55 (n)	4.33	15.71	2.73	(16.98)	6.18
Total return at net asset value (%) (j)(s)(x)	1.11 (n)	6.02	9.35	3.26	(10.29)	0.54
Ratios (%) (to average net assets) and Supplemental data:
Expenses	0.73 (a)	0.73	0.72	0.69	0.65	0.62
Net investment income (loss)	3.18 (a)	3.18	3.15	2.72	2.16	2.08
Portfolio turnover rate	12 (n)	20	20	15	16	20
Net assets at end of period (000 omitted)	$300,465	$311,056	$319,618	$320,505	$342,280	$422,382

See Notes to Financial Statements

Financial Highlights – continued
(a)	Annualized.
(b)
Estimated tax return of capital. All or a portion of this amount may be redesignated as ordinary income and/or capital gains at fiscal year end when the tax character of distributions is determined. Please refer to “Tax Matters and Distributions” under Note 2 of the Notes to
Financial Statements for additional information regarding the tax character of the fund’s distributions.

(d)	Per share data is based on average shares outstanding.
(j)	Total return at net asset value is calculated using the net asset value of the fund, not the publicly traded price and therefore may be different than the total return at market value.
(n)	Not annualized.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(w)	Per share amount was less than $0.01.
(x)
The net asset values and total returns at net asset value have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Notes to Financial Statements
(unaudited)
(1) Business and Organization
MFS Intermediate Income Trust (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Segment Reporting — An operating segment is defined in FASB Accounting Standards Codification Topic 280, Segment Reporting as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the entity’s chief operating decision maker (CODM) in making resource allocation decisions and assessing segment performance, and for which discrete financial information is available. The fund represents a single operating segment and the Chairman’s Committee of the fund's adviser acts as the segment’s CODM. The fund’s total returns, expense ratios, and changes in net assets which are used by the CODM to assess segment performance and to make resource allocation decisions to the segment are consistent with that presented within the fund’s financial statements.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Notes to Financial Statements (unaudited) - continued
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. Pricing services generally value debt instruments assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes. In instances where a fund holds an odd lot size position in a debt instrument, such position will typically be valued using the pricing agent’s institutional round lot price for the debt instrument. Odd lots may trade at lower prices than institutional round lots, and the fund may receive different prices when it sells odd lot positions than it would receive for sales of institutional round lot positions. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial

Notes to Financial Statements (unaudited) - continued
condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and swap agreements. The following is a summary of the levels used as of April 30, 2026 in valuing the fund's assets and liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$65,703,059	$—	$65,703,059
Non - U.S. Sovereign Debt	—	2,678,754	—	2,678,754
Municipal Bonds	—	11,448,504	—	11,448,504
U.S. Corporate Bonds	—	115,189,846	—	115,189,846
Residential Mortgage-Backed Securities	—	32,300,112	—	32,300,112
Commercial Mortgage-Backed Securities	—	6,666,586	—	6,666,586
Asset-Backed Securities (including CDOs)	—	14,458,091	—	14,458,091
Foreign Bonds	—	37,944,928	—	37,944,928
Investment Companies	13,205,733	—	—	13,205,733
Total	$13,205,733	$286,389,880	$—	$299,595,613
Other Financial Instruments
Futures Contracts – Liabilities	$(1,361,651)	$—	$—	$(1,361,651)
Swap Agreements – Assets	—	23,668	—	23,668
For further information regarding security characteristics, see the Portfolio of Investments.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives

Notes to Financial Statements (unaudited) - continued
are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were futures contracts and swap agreements. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at April 30, 2026 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$—	$(1,361,651)
Interest Rate	Cleared Swap Agreements	23,668	—
Total		$23,668	$(1,361,651)
(a)
 Values presented in this table for futures contracts and cleared swap agreements correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts and cleared swap agreements is reported separately within the
Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the six months ended April 30, 2026 as reported in the Statement of Operations:
Risk	Futures Contracts
Interest Rate	$(157,288)
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the six months ended April 30, 2026 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements
Interest Rate	$(1,290,934)	$23,668
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA

Notes to Financial Statements (unaudited) - continued
Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For exchange-traded and cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the exchange or clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the exchange or clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). Collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to brokers to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as cash collateral posted for uncleared derivatives and/or cash pledged for exchange-traded or cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Notes to Financial Statements (unaudited) - continued
Swap Agreements — The fund entered into swap agreements which generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”).
Both cleared and uncleared swap agreements are marked to market daily.  The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund.  For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.
For both cleared and uncleared swaps, premiums paid or received at the inception of the agreements are amortized over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. The periodic exchange of net cash payments, as well as any liquidation payment received or made upon early termination, are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.
Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties.  Risk is further reduced by having an ISDA Master Agreement (“ISDA”) between the fund and the counterparty and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA. The fund's counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.
The fund entered into interest rate swap agreements in order to manage its exposure to interest rate fluctuations.  Interest rate swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two interest rates applied to a notional principal amount. The two interest rates exchanged may either be a fixed rate and a floating rate or two floating rates based on different indices.
Mortgage-Backed/Asset-Backed Securities — The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities.  For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral.  Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment

Notes to Financial Statements (unaudited) - continued
of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may purchase or sell mortgage-backed securities on a To Be Announced (“TBA”) basis. A TBA transaction is subject to extended settlement and typically does not designate the actual security to be delivered, but instead includes an approximate principal amount. The price of the TBA security and the date that it will be settled are fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in TBA purchase and TBA sale commitments in the Statement of Assets and Liabilities, as applicable. Losses may arise as a result of changes in the value of the TBA investment prior to settlement date or due to counterparty non-performance.
The fund may also enter into mortgage dollar rolls, typically TBA dollar rolls, in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.
To mitigate the counterparty credit risk on To Be Announced (“TBA”) transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master

Notes to Financial Statements (unaudited) - continued
Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions.  The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party.  Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other.  This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash posted to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as cash collateral posted. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for generally a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. The fund employs a managed distribution policy whereby the fund seeks to pay monthly distributions based on an annual rate of 8.50% of the fund’s average monthly net asset value. As a result, distributions may exceed actual earnings which may result in a tax return of capital. Distributions in any year may include a substantial return of capital component. For the six months ended April 30, 2026, the amount of distributions estimated to be a tax return of capital was approximately $8,098,431 which is reported as distributions from other sources in the Statements of Changes in Net Assets. All or a portion of this amount may be redesignated as ordinary income and/or capital gains at fiscal year end. Please refer to the Financial Highlights for distributions of tax returns of capital made during the prior five years. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character.

Notes to Financial Statements (unaudited) - continued
These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization of premium and accretion of discount of debt securities.
The tax character of distributions made during the six months ended April 30, 2026 will be determined at fiscal year end. The tax character of distributions declared to shareholders for the last fiscal year is as follows:
Year ended 10/31/25
Ordinary income (including any short-term capital gains)	$10,341,044
Tax return of capital (b)	16,461,858
Total distributions	$26,802,902

(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 4/30/26
Cost of investments	$305,505,077
Gross appreciation	1,958,299
Gross depreciation	(7,867,763)
Net unrealized appreciation (depreciation)	$(5,909,464)
As of 10/31/25
Capital loss carryforwards	(12,583,159)
Other temporary differences	(80,851)
Net unrealized appreciation (depreciation)	(4,772,468)
The aggregate cost above includes prior fiscal year end tax adjustments, if applicable.
As of October 31, 2025, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(1,263,102)
Long-Term	(11,320,057)
Total	$(12,583,159)
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.32% of the fund’s average daily net assets and 5.65% of gross income. Gross income is calculated based on tax elections that generally include the accretion of discount and exclude the amortization of premium, which may differ from

Notes to Financial Statements (unaudited) - continued
investment income reported in the Statement of Operations. MFS has agreed to reduce its management fee to the lesser of the contractual management fee as set forth above or 0.85% of the fund's average daily net assets. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until October 31, 2026. For the six months ended April 30, 2026, the fund’s average daily net assets and gross income fees did not meet the threshold required to waive the management fee under this agreement. The management fee, from net assets and gross income, incurred for the six months ended April 30, 2026 was equivalent to an annual effective rate of 0.55% of the fund’s average daily net assets.
Transfer Agent — The fund engages Computershare Trust Company, N.A. (“Computershare”) as the sole transfer agent for the fund. MFS Service Center, Inc. (MFSC) monitors and supervises the activities of Computershare for an agreed upon fee approved by the Board of Trustees. For the six months ended April 30, 2026, fees paid to MFSC amounted to $15,926.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the six months ended April 30, 2026 was equivalent to an annual effective rate of 0.0167% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund.  Certain officers and Trustees of the fund are officers or directors of MFS and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4) Portfolio Securities
For the six months ended April 30, 2026, purchases and sales of investments, other than short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$25,131,975	$13,454,805
Non-U.S. Government securities	10,261,438	24,285,347
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized the repurchase by the fund of up to 10% annually of its own shares of beneficial interest. During the six months ended April 30, 2026 and the year ended October 31, 2025, there were no transactions in fund shares.

Notes to Financial Statements (unaudited) - continued
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate), 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 11, 2027 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the six months ended April 30, 2026, the fund’s commitment fee and interest expense were $710 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. The following were affiliated issuers for the six months ended April 30, 2026:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$18,454,334	$44,139,476	$49,386,799	$(171)	$(1,107)	$13,205,733

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$401,881	$—
(8) Subsequent Event
On April 29, 2026, the Board of Trustees (the “Board”) of the fund approved a proposal to appoint abrdn Inc. (“Aberdeen”) as the fund’s new investment adviser and nominated five new trustees as a new board for the fund, as discussed further below (collectively, the “Aberdeen Proposals”).  Shareholders of the fund as of May 1, 2026, will be asked to approve the Aberdeen Proposals at a special meeting of shareholders, scheduled for June 18, 2026, or such other date as the Board may approve.  If approved by shareholders of the fund, it is expected that the Aberdeen Proposals will take effect in early 3rd quarter of 2026, subject to the satisfaction or waiver of certain conditions agreed to between MFS and Aberdeen relating to the Aberdeen Proposals.  Previously, on December 10, 2025, the Board approved a reorganization of the fund with and into the MFS Multimarket Income Trust (the “Reorganization”), subject to approval by the fund’s shareholders. As sufficient shareholder votes were not received and MFS believes that continued solicitation of the fund’s shareholders was unlikely to

Notes to Financial Statements (unaudited) - continued
result in approval of the Reorganization, MFS recommended the Aberdeen Proposals to the Board and the Board has recommended the Aberdeen Proposals for approval by the fund’s shareholders as an alternative to the Reorganization.

Report of Independent Registered Public
Accounting Firm
To the Board of Trustees and Shareholders of MFS Intermediate Income Trust:
Results of Review of Interim Financial Information
We have reviewed the accompanying statement of assets and liabilities of MFS Intermediate Income Trust (the “Trust”), including the portfolio of investments, as of April 30, 2026, and the related statements of operations and changes in net assets and the financial highlights for the six-month period ended April 30, 2026, and the related notes (collectively referred to as the “interim financial information”). Based on our reviews, we are not aware of any material modifications that should be made to the accompanying interim financial information for it to be in conformity with accounting principles generally accepted in the United States of America.
We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the statement of assets and liabilities, including the portfolio of investments, as of October 31, 2025 (not presented herein), the related statement of operations for the year ended October 31, 2025 (not presented herein), the statements of changes in net assets for the years ended October 31, 2025, and October 31, 2024 (2024 not presented herein) and the financial highlights for each of the five years in the period ended October 31, 2025; and in our report dated December 15, 2025, we expressed an unqualified opinion on those financial statements.
Basis for Review Results
These interim financial information are the responsibility of the Trust's management. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our review in accordance with the standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters.  It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
June 12, 2026
We have served as the auditor of one or more of the MFS investment companies since 1924.

Board Review of Investment
Advisory Agreement
MFS Intermediate Income Trust
The Board of Trustees of the Fund (the “Board”) has considered and approved an arrangement pursuant to which abrdn Inc. (“Aberdeen”) will serve as the new investment adviser to the Fund (the “Investment Advisory Agreement”), subject to the approval of the Fund’s shareholders at a meeting to be held on June 18, 2026, or any adjournment thereof.
At a meeting on December 10, 2025 (the “December Meeting”), MFS and abrdn Inc. (“Aberdeen”) and, for the purposes specified therein, Aberdeen Group plc, entered into a purchase agreement (the “Purchase Agreement”) pursuant to which Aberdeen would acquire certain assets and liabilities related to MFS’ business of providing investment management services with respect to the assets of the Fund and certain other registered investment companies (the “Business”) if certain closed-end fund reorganizations were approved, and upon satisfaction or waiver of certain other conditions. Under the Purchase Agreement, MFS agreed to transfer to Aberdeen, in exchange for a cash payment at the closing of the Transaction, and subject to certain conditions and exceptions, (i) all right, title and interest of MFS in and to the books and records relating to the Business of the Trusts; (ii); the historical investment performance records of the funds being reorganized; and (iii) the goodwill of the Business (the “Transaction”).
In connection with the Transaction, at the December Board Meeting, the Trustees approved, subject to shareholder approval, the reorganization of the Fund and certain other MFS closed-end funds with and into MFS Multimarket Income Trust (the “Reorganization”). A meeting of the Fund’s shareholders to vote on the Reorganization was called for March 11, 2026 and adjourned to enable further solicitation. However, the required favorable vote of shareholders of the Fund was not reached and MFS adjourned the meeting without a formal vote on the proposed Reorganization. The Reorganization with respect to certain other closed-end funds was approved.
On April 29, 2026 (the “April Board Meeting”, together with the December Board Meeting, the “Board Meetings” and each a “Board Meeting”) the Trustees, including all of the non-interested (“independent”) Trustees, met to consider various factors relating to the Transaction, including whether to recommend to shareholders of the Fund the approval of the Investment Advisory Agreement. In addition, independent Trustees met on several occasions together and separately with senior executives and other representatives of MFS and Aberdeen to discuss various aspects of the Transaction. The Trustees were assisted in their evaluation of the Investment Advisory Agreement by independent legal counsel, from whom they received assistance and advice, including a review of the legal standards applicable to the consideration of advisory arrangements, and with whom they met separately from MFS and Aberdeen management. MFS had recommended that the Board approve the Investment Advisory Agreement in connection with its consideration of the broader Transaction.
In connection with their deliberations regarding the Investment Advisory Agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, among other factors, the Trustees considered the nature, quality, and extent of the various investment advisory,

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administrative, and shareholder services to be performed by Aberdeen under the Investment Advisory Agreement, and other proposed arrangements between Aberdeen and the Fund, as appropriate. The Board also considered certain other alternatives to the approval of the Investment Advisory Agreement but ultimately concluded approval of the Investment Advisory Agreement) presented an attractive alternative to the Fund’s participation in the Reorganization and serves the best interests of the Fund’s shareholders, under the then current circumstances.
At the request of the independent Trustees, Aberdeen and MFS provided detailed information to the Board relevant to the Board’s consideration of the Investment Advisory Agreement, including information about the broader Transaction and any impacts on shareholders, as well as information about Aberdeen and MFS. MFS and Aberdeen responded to questions and supplemental information requests from the Board in advance of and at each Board Meeting. In connection with their Board Meeting, the Trustees received and relied upon materials that included, among other items: (i) general and financial information regarding Aberdeen and its affiliates; (ii) information about the Transaction; (iii) information regarding Aberdeen personnel and services to be provided to the Fund; (iv) information relating to Aberdeen’s investment advisory services and performance generally including performance of comparable accounts managed by Aberdeen and peer groups; (v) Aberdeen’s brokerage practices and allocation of portfolio transactions (vi) information regarding the Fund’s fees and expenses, including the fees and expenses proposed under the Investment Advisory Agreement; (vii) Aberdeen’s expected profitability with respect to their management of the Fund and other benefits; (viii) Aberdeen’s governance, oversight and compliance policies and procedures as proposed for the Fund; (ix) information relating to Aberdeen’s cybersecurity, artificial intelligence risk and business continuity; (x) information relating to Aberdeen’s affiliates and management of any potential conflicts of interest; (xi) and proposed services arrangements for the Fund. The independent Trustees considered that the terms of the Investment Advisory Agreement were similar to those of the proposed management agreement between MFS Multimarket Income Trust and Aberdeen, and that certain information received in connection with its December Board Meeting remained relevant to the Board’s consideration of the Investment Advisory Agreement. In connection with requests submitted in advance of the April Board Meeting, the independent Trustees requested that Aberdeen and MFS provide updated information in response to requests submitted in advance of the December Board Meeting. In addition to the information received in connection with the December Board Meeting, the Board also considered information it had previously received regarding Aberdeen and the proposed Transaction at meetings held earlier with MFS management and Aberdeen. In addition, prior to the December Board Meeting, independent Trustees met with each trustee nominated by Aberdeen to serve on the Fund’s board if the Investment Advisory Agreement was approved by shareholders. The independent Trustees approved the nominees and recommended that shareholders of the Fund elect the nominees.
The Trustees’ conclusion to approve, and to recommend that shareholders approve, the Investment Advisory Agreement was based on a comprehensive consideration of all information provided to the Board and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently

Board Review of Investment Advisory Agreement - continued
from one another, giving different weights to various factors. In reaching the decision to approve, and to recommend that shareholders approve, the Investment Advisory Agreement, the Board considered a number of factors, including, among others and in no order of priority:
Nature, extent, and quality of services
The Trustees received and considered various information regarding the nature, extent, and quality of the advisory services to be provided by Aberdeen to the Fund under the Investment Advisory Agreement. Aberdeen’s most recent investment adviser registration forms were provided to the Trustees, as were responses to detailed requests submitted by the independent Trustees’ independent legal counsel on their behalf, as described above. The Trustees also had previously met with senior personnel across various departments of Aberdeen. The Trustees considered the information provided with respect to the proposed experienced portfolio management teams and other resources that would be dedicated to the Fund, as well as the investment philosophies and processes that would be followed by those individuals in managing the Fund. Further, the Trustees noted that Aberdeen has advised the Trustees that in transitioning the management of the Fund, Aberdeen would be focused on minimizing any disruption to the Fund and its shareholders and that it expects any repositioning of the Fund’s investment portfolio to be undertaken by Aberdeen in connection with the Transaction would be done in a manner that minimizes transaction costs and mitigates adverse tax consequences. The Trustees noted that Aberdeen has substantial experience in assimilating unaffiliated closed-end funds into its family of funds.
The Trustees considered that Aberdeen and its affiliates managed 15 U.S. closed-end funds and 13 non-U.S. closed-end funds, totaling $28.7 billion in assets as of February 28, 2026. The Trustees additionally considered Aberdeen’s commitment to its asset management business, in particular its larger closed-end fund platform, its knowledge of the closed-end fund marketplace, and dedicated closed-end fund investor services professionals.
The Trustees noted Aberdeen’s and MFS’ representations that, if Aberdeen were approved as the Fund’s investment adviser, there would be no expected diminution in the nature, quality and extent of services provided to the Fund and its respective shareholders, including administrative, regulatory and compliance services. The Trustees further considered the valuation policies of Aberdeen and MFS are substantially similar.
Based on the foregoing and other relevant information reviewed, the Trustees concluded that they were satisfied with assurances from Aberdeen and MFS as to the expected nature, extent and quality of the services to be provided to the Fund under the Investment Advisory Agreement.
Investment performance
The Trustees considered the investment performance of Aberdeen advised closed-end funds, generally as well as the investment performance of other Aberdeen advised products, as the Trustees deemed relevant. The Trustees specifically considered the performance of those Aberdeen advised products with investment objectives and/or strategies that are comparable with the strategy of the Fund. The Trustees considered performance results for various periods ended September 30, 2025 and evaluated performance in comparison to each relevant Aberdeen advised products’ relevant

Board Review of Investment Advisory Agreement - continued
benchmark index, as applicable, as well as against the performance of the Fund. The Trustees were generally satisfied with Aberdeen’s performance as an investment adviser with respect to those products with strategies and/or objectives comparable to those of the Fund.
Fees, Expenses and Economies of Scale
The Trustees considered that the Investment Advisory Agreement will have a different fee structure and different fee rates than the MFS Management Agreement. The Trustees considered that the investment advisory fee rate under the Investment Advisory Agreement will be computed with reference to the Fund’s average daily total Managed Assets[1] and that currently, under the MFS Management Agreement, the investment advisory fee rate is computed with reference to the Fund’s average daily total net assets plus a percentage of the Fund’s gross income (i.e., income other than gains from the sale of securities, short-term gains from options and futures transactions and premium income from options written). The Trustees therefore considered the fees and expenses of the Fund, as compared to the proposed fees and expenses for the Fund on the basis of both net and Managed Assets.
The Trustees considered that the Fund’s estimated total annual expenses, after application of Aberdeen’s proposed expense limitation, would be lower on a Managed Asset basis and on a net asset basis as compared to the current total annual fund operating expenses of the Fund. The Trustees also took into account that the expense limitation arrangement could not be amended or terminated during the two-year period without the approval of a majority of the Fund’s independent Trustees. The Trustees also considered that it is expected that the Fund’s total annual expenses will be higher on a Managed Assets and net assets basis excluding the Aberdeen Expense Limitation as compared to the Fund’s total annual expenses for a period of at least two years from the date on which Aberdeen begins managing the Fund.
Additionally, the Trustees considered the estimated fees and expenses of the Fund under the Investment Advisory Agreement in the context of Broadridge Financial Solutions, Inc. expense peer groups last reviewed by the Trustees in connection with the Fund’s most recent contract renewal. The Trustees also evaluated the fees and expenses of other comparable funds that MFS and Aberdeen had deemed relevant in the context of the broader Transaction and as provided in response to the Trustees’ information request in advance of the December Board Meeting and again in advance of the April Board Meeting.
The Trustees also noted that while the Fund, as a closed-end fund, would not present the opportunity for economies of scale on its own, Aberdeen’s large platform presented opportunities for the Fund to receive the benefits of economies of scale through Aberdeen’s relationships with service providers and other operational efficiencies. The Trustees noted that Aberdeen’s proposed advisory fee for the Fund includes multiple breakpoints in the advisory fee rate for the Fund and considered Aberdeen’s representation that Aberdeen regularly assesses the potential of the closed-end funds it manages to raise additional assets through new offerings (for example, at the market offerings and rights offerings) taking into account a fund’s discount or premium and prevailing market conditions. The Trustees also noted Aberdeen’s representation that it would attempt to achieve economies of scale through relationships with brokers, administrative systems and other efficiencies. The Trustees considered the ways in which Aberdeen may be able to achieve economies of scale for

Board Review of Investment Advisory Agreement - continued
the Fund, but noted that there can be no assurances that economies of scale will be achieved by Aberdeen. Under the circumstances, the Board concluded that the proposed advisory fee for the Fund is not excessive and that the advisory fee structure is appropriate.
Profitability
The Trustees also considered information prepared by Aberdeen relating to Aberdeen’s estimated costs and profits with respect to the Fund as well as Aberdeen’s methodologies used to determine and allocate its internal costs to the Fund (for purposes of such estimates). The Trustees further noted the pro forma nature of the profitability information presented and that it was not possible to predict with certainty what Aberdeen’s profitability with respect to the Fund would be or how Aberdeen’s overall profitability actually would be affected by becoming the investment adviser to the Fund. They concluded, however, that they had been satisfied, based on their review of the projected profitability of Aberdeen, that the profitability from its relationship with the Fund would not be excessive.
Other Benefits to Aberdeen
The Trustees considered so-called “fall-out benefits” to Aberdeen such as reputational value derived from serving as investment manager to the Fund; the benefits from allocation of Fund brokerage to improve trading efficiencies; and the fees that it and/or various affiliates would receive for providing administration and investor relations services and to the Fund, subject to approval by the Fund’s board of trustees. The Trustees considered that Aberdeen does not currently engage in commission sharing arrangements or “soft dollars” and would not do so with respect to their management of the Fund.
The Board concluded that, to the extent Aberdeen or its affiliates derive other benefits from its relationship with the Fund, those benefits are not so significant as to render Aberdeen’s fees excessive.
The Trustees also considered that MFS has a financial interest under the Purchase Agreement in having the Board and shareholders approve the Investment Advisory Agreement.
Conclusion
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded to approve the Investment Advisory Agreement and recommend to shareholders the approval of the Investment Advisory Agreement.
[1] “Managed Assets” means the total assets of the Combined Fund, including assets attributable to any form of leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT.  The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov.  A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/closedendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Reports and Other Documents” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/closedendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Additional information about the fund (e.g., performance, dividends and the fund’s price history) is also available at mfs.com/closedendfunds by choosing the fund's name, if any.
INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS
The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

CONTACT US
COMPUTERSHARE TRUST COMPANY, N.A.
TRANSFER AGENT, REGISTRAR, AND
DIVIDEND DISBURSING AGENT
CALL
1-800-637-2304
9 a.m. to 5 p.m. Eastern time
WRITE
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078
New York Stock Exchange Symbol: MIN

Item 1(b):

A copy of the notice transmitted to the Registrant’s shareholders in reliance on Rule 30e-3 of the Investment Company Act of 1940, as amended that contains disclosure specified by paragraph (c)(3) of Rule 30e-3 is attached hereto as EX-99.30e-3Notice.

ITEM 2. CODE OF ETHICS.

During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for semi-annual reports.

ITEM 6. INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of the Registrant under Item 1(a) of this Form N-CSR.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 10. RENUMERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

This information is disclosed as part of the financial statements included in Item 1 above.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for semi-annual reports.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

There were no changes during the period.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

MFS Intermediate Income Trust

			(c) Total	(d) Maximum
			Number of	Number (or
	(a) Total number	(b)	Shares	Approximate
Period	of Shares	Average	Purchased as	Dollar Value) of
	Purchased	Price Paid	Part of Publicly	Shares that May
		per Share	Announced	Yet Be Purchased
			Plans or	under the Plans
			Programs	or Programs

11/01/25-11/30/25	0	N/A	0	11,379,823
12/01/25-12/31/25	0	N/A	0	11,379,823
01/01/26-01/31/26	0	N/A	0	11,379,823
02/01/26-02/28/26	0	N/A	0	11,379,823
03/01/26-03/31/26	0	N/A	0	11,379,823
04/01/26-04/30/26	0	N/A	0	11,379,823
Total	0		0

Note: The Board approved procedures to repurchase shares and reviews the results periodically. The notification to shareholders of the program is part of the semi-annual and annual reports sent to shareholders. These annual programs begin on October 1st of each year. The programs conform to the conditions of Rule 10b-18 of the Securities Exchange Act of 1934 and limit the aggregate number of shares that may be purchased in each annual period (October 1 through the following September 30) to 10% of the Registrant’s outstanding shares as of the first day of the plan year (October 1). The aggregate number of shares available for purchase for the October 1, 2025 plan year is 11,379,823.

86121

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 16. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the Registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for semi-annual reports.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable.

(2)A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)Change in the registrant’s independent public accountant. Not applicable.

(b)If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

(c)Registrant’s Rule 30e-3 Notice pursuant to Item 1(b) of Form N-CSR. Attached hereto as EX-99.30e-3Notice.

(d)Notices to Trust’s common shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1. Attached hereto as Ex-99.19a-1.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS INTERMEDIATE INCOME TRUST

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President

Date: June 12, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President (Principal Executive Officer)

Date: June 12, 2026

By (Signature and Title)*

/S/ KASEY L. PHILLIPS

Kasey L. Phillips, Treasurer (Principal Financial Officer and Accounting Officer) Date: June 12, 2026

* Print name and title of each signing officer under his or her signature.